================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         February 23, 2004

                              Pharmion Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       000-50447              84-1521333
----------------------------         ----------------       -------------------
(State or other jurisdiction         (Commission File          (IRS Employer
     of incorporation)                    Number)           Identification No.)


2525 28th Street, Boulder, Colorado                               80301
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code       720-564-9100

--------------------------------------------------------------------------------
          (Former name or former address if changed since last report)

================================================================================

Item 5. Other Events and Regulation FD Disclosure

      On February 23, 2004, Pharmion Corporation, a Delaware corporation (the "Company"), issued a press release announcing that the Division of Oncology Drug Products at the U.S. Food and Drug Administration ("FDA") has accepted for review the Company's New Drug Application ("NDA") seeking approval to market Vidaza(TM) (azacitidine for injectable suspension) for the treatment of Myelodysplastic Syndromes (MDS). The press release also announced that the FDA has designated the Company's NDA for "priority" review. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits

      (c)   Exhibits

      99.1 Press Release, dated February 23, 2004, entitled "FDA Accepts Pharmion's New Drug Application for Filing and Grants Priority Review for Vidaza(TM) for the Treatment of Myelodysplastic Syndromes (MDS)."

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        PHARMION CORPORATION

Date: 2/23/04                                       By:  /s/ Erle T. Mast
                                                         -----------------------
                                                         Erle T. Mast
                                                         Chief Financial Officer

                                       2